FIRST AMENDMENT TO SECOND AMENDED AND

RESTATED PURCHASE AND SALE AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of May 8, 2006, between ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”) and ARVINMERITOR OE, LLC, a Delaware limited liability company, EUCLID INDUSTRIES, LLC, a Delaware limited liability company, MERITOR HEAVY VEHICLE BRAKING SYSTEMS (USA), INC., a Delaware corporation, MERITOR HEAVY VEHICLE SYSTEMS, LLC, a Delaware limited liability company, ARVINMERITOR EMISSIONS TECHNOLOGIES SPARTANBURG, INC. (f/k/a Zeuna Staerker USA, Inc.), a South Carolina corporation, MERITOR TRANSMISSION CORPORATION, a Delaware corporation, AND ARVINMERITOR ASSEMBLY LLC, a Delaware limited liability company (each of the foregoing other than the Buyer, an “Originator” and collectively, the “Originators”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Second Amended and Restated Purchase and Sale Agreement dated as of September 19, 2005, between the Buyer and the Originators (the “Agreement”) is amended as follows:

1.             The following definitions are added to Section 1.1 of the Agreement in their appropriate alphabetical order:

“Designated Receivable” means all indebtedness and other obligations arising from the sale of goods or the provision of services by an Originator to General Motors Corporation or any of its subsidiaries arising on or after May 8, 2006.

“Receivable” means all indebtedness and other obligations owed to an Originator at the time it arises, and before giving effect to any transfer or conveyance under this Agreement (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising from the sale of goods or the provision of services by such Originator and further includes, without limitation, the applicable Obligor’s obligation to pay any Finance Charges, freight charges and other obligations of such Obligor with respect thereto; provided, however, in no event shall indebtedness or obligations of Tower Automotive, Inc. or any of its subsidiaries to any Originator existing as of the Closing Date, or any Designated Receivable, constitute a “Receivable.” Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the Obligor or applicable Originator treats such indebtedness, rights or obligations as a separate payment obligation.

2.             THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

3.             This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

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IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

ArvinMeritor Receivables Corporation, as Buyer

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

ArvinMeritor OE, LLC, as an Originator

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

ArvinMeritor Assembly LLC, as an Originator

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

ArvinMeritor Emissions Technologies Spartanburg, Inc., as an Originator

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

Euclid Industries, LLC, as an Originator

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

Meritor Heavy Vehicle Braking Systems (USA), Inc., as an Originator

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

Meritor Heavy Vehicle Systems, LLC, as an Originator

By: /s/ Mary A. Lehmann

Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

Meritor Transmission Corporation, as an Originator

By: /s/ Mary A. Lehmann

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Name:	Mary A. Lehmann
Title:	Vice President and Treasurer

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